Credit Suisse High Yield Bond Fund
Securities Purchases during an Underwriting involving
Credit Suisse Asset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended April 30, 2009


Portfolio:                  Credit Suisse High Yield Bond Fund
Security:                   CSC Holdings Inc.
Date Purchased:             1/8/2009
Price Per Share:            $88.89
Shares Purchased
by the Portfolio *:         1075
Total Principal Purchased
by the Portfolio *:         $955,567.50
% of Offering Purchased
by the Portfolio:           0.11%
Broker:                     JPMorgan
Member:                     Joint Lead-Manager

Portfolio:                  Credit Suisse High Yield Bond Fund
Security:                   Fresenius US Finance II
Date Purchased:             1/15/2009
Price Per Share:            $93.08
Shares Purchased
by the Portfolio *:         350
Total Principal Purchased
by the Portfolio *:         $325,766.00
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     JPMorgan
Member:                     Joint Lead-Manager

Portfolio:                  Credit Suisse High Yield Bond Fund
Security:                   El Paso Crop.
Date Purchased:             2/4/2009
Price Per Share:            $95.54
Shares Purchased
by the Portfolio *:         300
Total Principal Purchased
by the Portfolio *:         $286,620.00
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     Morgan Stanley
Member:                     Co-Manager

Portfolio:                  Credit Suisse High Yield Bond Fund
Security:                   CSC Holdings Inc.
Date Purchased:             2/9/2009
Price Per Share:            $95.20
Shares Purchased
by the Portfolio *:         225
Total Principal Purchased
by the Portfolio *:         $214,200.00
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     JPMorgan
Member:                     Joint Lead-Manager

Portfolio:                  Credit Suisse High Yield Bond Fund
Security:                   Forest Oil Corp.
Date Purchased:             2/11/2009
Price Per Share:            $95.15
Shares Purchased
by the Portfolio *:         850
Total Principal Purchased
by the Portfolio *:         $808,775.00
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     JPMorgan
Member:                     Joint Lead-Manager

Portfolio:                  Credit Suisse High Yield Bond Fund
Security:                   HCA Inc.
Date Purchased:             2/11/2009
Price Per Share:            $96.67
Shares Purchased
by the Portfolio *:         325
Total Principal Purchased
by the Portfolio *:         $314,177.50
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     Bank of America
Member:                     Co-Manager

Portfolio:                  Credit Suisse High Yield Bond Fund
Security:                   AES Corp.
Date Purchased:             3/30/2009
Price Per Share:            $93.98
Shares Purchased
by the Portfolio *:         550
Total Principal Purchased
by the Portfolio *:         $516,890.00
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     Bank of America
Member:                     Joint Lead-Manager


Portfolio:                  Credit Suisse High Yield Bond Fund
Security:                   Frontier Communications
Date Purchased:             4/3/2009
Price Per Share:            $91.81
Shares Purchased
by the Portfolio *:         200
Total Principal Purchased
by the Portfolio *:         $183,610.00
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     JPMorgan
Member:                     Joint Lead-Manager


Portfolio:                  Credit Suisse High Yield Bond Fund
Security:                   Qwest Corp.
Date Purchased:             4/7/2009
Price Per Share:            $92.50
Shares Purchased
by the Portfolio *:         225
Total Principal Purchased
by the Portfolio *:         $208,120.50
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     JPMorgan
Member:                     Co-Manager

Portfolio:                  Credit Suisse High Yield Bond Fund
Security:                   Rio Tinto Finance USA Ltd.
Date Purchased:             4/14/2009
Price Per Share:            $97.59
Shares Purchased
by the Portfolio *:         225
Total Principal Purchased
by the Portfolio *:         $219,568.50
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     JPMorgan
Member:                     Joint Lead-Manager

Portfolio:                  Credit Suisse High Yield Bond Fund
Security:                   Rio Tinto Finance USA Ltd.
Date Purchased:             4/14/2009
Price Per Share:            $98.81
Shares Purchased
by the Portfolio *:         225
Total Principal Purchased
by the Portfolio *:         $222,311.25
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     Morgan Stanley
Member:                     Joint Lead-Manager


Portfolio:                  Credit Suisse High Yield Bond Fund
Security:                   Georgia Pacific
Date Purchased:             4/20/2009
Price Per Share:            $96.16
Shares Purchased
by the Portfolio *:         300
Total Principal Purchased
by the Portfolio *:         $288,465.00
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     Bank of America
Member:                     Co-Manager


Portfolio:                  Credit Suisse High Yield Bond Fund
Security:                   JBS USA LLC/JBS USA Finance.
Date Purchased:             4/22/2009
Price Per Share:            $95.05
Shares Purchased
by the Portfolio *:         925
Total Principal Purchased
by the Portfolio *:         $879,175.00
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     JP Morgan
Member:                     Co-Manager


Portfolio:                  Credit Suisse High Yield Bond Fund
Security:                   Nielson Finance LLC
Date Purchased:             4/24/2009
Price Per Share:            $92.17
Shares Purchased
by the Portfolio *:         225
Total Principal Purchased
by the Portfolio *:         $207,389.25
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     JP Morgan
Member:                     Joint Lead-Manager